EXHIBIT 10.31

[_________], 2016

Mr. Thomas Brophy

Chief Executive Officer

CÜR MEDIA, INC.

2217 New London Turnpike

South Glastonbury, CT 06073

Dear Mr. Brophy:

This letter (the "Agreement") constitutes the agreement between Maxim Group LLC, a __________ limited liability company ("Maxim" or the "PlacementAgent"), and CüR Media, Inc., a Delaware corporation (the "Company"), that Maxim shall serve as the lead placement agent for the Company, on a "reasonable best efforts" basis, in connection with the proposed placement (the "Placement") of an aggregate of [●] units of the Company's securities (each a "Unit" and collectively, the "Units"), each Unit consisting of one share ("Shares") of common stock, par value $0.0001 per share, of the Company ("Common Stock"), and [one] warrant to purchase [one] share of Common Stock at an exercise price equal to $[●] per share (each a "Warrant" and collectively, the "Warrants"). The Units, the Shares, the Warrants and the shares of Common Stock underlying the Warrants are hereinafter referred to collectively as the "Securities." The terms of the Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a "Purchaser" and collectively, the "Purchasers") and nothing herein constitutes that Maxim would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the "TransactionDocuments." The date of the closing of the Placement shall be referred to herein as the "Closing Date." The Company expressly acknowledges and agrees that Maxim's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Maxim to purchase the Securities and does not ensure the successful placement of the Units or any portion thereof or the success of Maxim with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement. The sale of the Units to any Purchaser will be evidenced by a securities purchase agreement (the "PurchaseAgreement") between the Company and such Purchaser in a form reasonably acceptable to the Company and Maxim. Prior to the signing of any Purchase Agreement, officers of the Company will be available to answer inquiries from prospective Purchasers.

SECTION 1. REGISTRATION STATEMENT.

The Company represents and warrants to, and agrees with, the Placement Agent that:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-206318), and amendments thereto, and related preliminary prospectuses, for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Securities, which registration statement, as so amended (including post-effective amendments, if any) has been declared effective by the Commission and copies of which have heretofore been delivered to the Placement Agents. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Securities (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company has responded to all requests of the Commission for additional or supplemental information. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the "Rules and Regulations"), proposes to file a prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agent by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agent for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the "Exchange Act") after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, and all amendments or supplements to any of the foregoing, if any, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). The Prospectus delivered to the Placement Agent for use in connection with the Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

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(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed, at all other subsequent times until the completion of the public offer and sale of the Securities, at the Closing Date, the Registration Statement, the General Disclosure Package and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading; and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Placement Agent through the Placement Agent specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Placement Agent consists solely of the "Subscription Process" and "Electronic Distribution" subsections of the "Plan of Distribution" and "Notice to Investors" sections of the Prospectus (the "Placement Agent's Information").

(c) The Company has filed all reports, schedules, forms, statements or other documents required to be filed by the Company under the Securities Act or Exchange Act, during the three years preceding the date hereof (the foregoing materials filed during such three-year period, including the exhibits thereto and documents incorporated by reference therein, the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension; as of their respective filing or amendment dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder; and as of their respective filing or amendment dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Neither the Statutory Prospectus (as defined below) nor any Issuer-Represented Free Writing Prospectus(es) (as defined below collectively the "General Disclosure Package") includes or included as of [ ] (Eastern time) (the "Time of Sale") any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement, based upon and in conformity with the Placement Agent's Information.

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Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times until the Closing Date, or until any earlier date that the Company notified or notifies the Placement Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Placement Agent so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is promptly amended or supplemented by the Company, at its own expense, to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with the Placement Agent's Information.

(e) The Company has not distributed and will not distribute any prospectus or other offering materials in connection with the offering and sale of the Securities other than the General Disclosure Package, or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company. The Company has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act, required to be filed with the Commission. To the extent an electronic road show is used, the Company has satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(f) As used in this Agreement, the terms set forth below shall have the following meanings:

(i) "Time of Sale" means [4:30pm] (Eastern time) on the date of this Agreement.

(ii) "Statutory Prospectus" as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A or 430B shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(iii) "Issuer-Represented Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the Offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a "bona fide electronic road show," as defined in Rule 433 under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the Securities Act.

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(g) The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the General Disclosure Package and the Prospectus, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Placement Agent acknowledges that all such materials as exist on the date of this letter are available on EDGAR. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Units pursuant to the Placement other than the Registration Statement, the General Disclosure Package and the Prospectus, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

SECTION 2. REPRESENTATIONS AND WARRANTIES INCORPORATED BY REFERENCE. Each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Purchasers in that certain Purchase Agreement dated as of January [ ], 2016, between the Company and each Purchaser, is hereby incorporated herein by reference (as though fully restated herein) and is, as of the date of this Agreement, hereby made to, and in favor of, the Placement Agent.

SECTION 3. REPRESENTATIONS OF MAXIM. Maxim represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Exchange Act, (iii) is licensed as a broker/dealer under the laws of the States applicable to the offers and sales of Units by Maxim, (iv) is and will be a body corporate validly existing under the laws of its place of incorporation, and (v) has full power and authority to enter into and perform its obligations under this Agreement. Maxim will immediately notify the Company in writing of any change in its status as such. Maxim covenants that it will use its reasonable best efforts to conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

SECTION 4. COMPENSATION.

In consideration of the services to be provided for hereunder, the Company shall pay to the Placement Agent or their respective designees their pro rata portion (based on the Securities placed) of the following compensation with respect to the Securities which they are placing:

(a) A cash fee equal to an aggregate of eight percent (8%) of the aggregate gross proceeds raised in the Offering and a corporate finance fee equal to one percent (1%) of the aggregate gross proceeds raised in the Offering. The cash fee and corporate finance fee shall be paid at the Closing of the Placement through a third party escrow agent from the gross proceeds of Offering.

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(b) Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees to reimburse Maxim for all travel and other out-of-pocket expenses, including the reasonable fees of legal counsel, in an amount not to exceed $125,000. The Company will reimburse Maxim directly out of the Closing of the Placement. In the event this Agreement shall terminate prior to the consummation of the Placement, Maxim shall be entitled to reimbursement for actual expenses; provided, however, such expenses shall not exceed $125,000. In the event that this Agreement is terminated pursuant to Section 7 hereof, or subsequent to a Material Adverse Change, the Company will pay all documented out-of-pocket expenses of the Placement Agent (including but not limited to fees and disbursements of Placement Agent's Counsel and reasonable travel) incurred in connection herewith which shall be limited to expenses which are actually incurred as allowed under FINRA Rule 5110 and in any event, the aggregate amount of such expenses to be reimbursed by the Company shall not exceed $125,000 (as provided in Section 5).

(c) Upon Closing of the Offering with an aggregate gross proceeds of no less than fifteen million ($15 million), the Company shall grant the Placement Agent the right of first refusal for a period of twelve (12) months from the commencement of sales of Securities to act as lead managing underwriting and book runner or as co-lead manager and co-book runner and/or co-lead placement agent for any and all public and private debt or equity securities ("Subsequent Financing") (excluding (i) sales to employees under any compensation or stock option plan approved by the shareholders of the Company, (ii) shares issued in payment of the consideration for an acquisition or as part of a joint venture or other bona fide strategic relationship (the primary purpose of which is not financing) and (iii) conventional banking arrangements and commercial debt financing) of the Company or any subsidiary or successor of the Company. In the event, however, that during the twelve (12) month period detailed above, the Company retains a bulge bracket firm in connection with the Subsequent Financing, then the Placement Agent's percentage of economics in such Subsequent Financing shall be subject to negotiations between the bulge bracket firm and the Placement Agent, with the Placement Agent in any instance retaining no less than 35% of the total fixed economics. If the Placement Agent fails to accept in writing any such proposal for such Subsequent Financing within ten (10) days after receipt of a written notice from the Company containing such proposal, then the Placement Agent will have no claim or right with respect to any such sale contained in any such notice. If, thereafter, such proposal is modified in any material respect, the Company will adopt the same procedure as with respect to the original proposed Subsequent Financing and the Placement Agent shall have the right of first refusal with respect to such revised proposal.

(d) The Placement Agent reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Placement Agent's aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

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SECTION 5. PAYMENT OF EXPENSES. Whether or not the transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the Offering, including the following:

(a) all expenses in connection with the preparation, printing, formatting for EDGAR and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Placement Agent and dealers;

(b) all fees and expenses in connection with filings with FINRA's Public Offering System;

(c) all fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Securities Act and the Offering;

(d) all reasonable expenses in connection with the qualifications of the Securities for offering and sale under state or foreign securities or blue sky laws;

(e) all fees and expenses in connection with listing the Securities on the Nasdaq Capital Market;

(f) all reasonable travel expenses of the Company's officers, directors and employees and any other expense of the Company or the Placement Agent incurred in connection with attending or hosting meetings with prospective purchasers of the Securities ("Road Show Expenses"); provide, however, that all travel and lodging expenses of the Placement Agent in excess of $5,000 shall be subject to prior written approval by the Company;

(g) any stock transfer taxes incurred in connection with this Agreement or the Offering;

(h) the costs associated with book building, prospectus tracking and compliance software and the cost of preparing certificates representing the Securities;

(i) the cost and charges of any transfer agent or registrar for the Securities;

(j) any reasonable costs and expenses incurred in conducting background checks of the Company's officers and directors by a background search firm acceptable to the Placement Agent (at a cost not to exceed $1,200 per person); and

(k) all other costs, fees (including fees and expenses of Company's counsel, accountants and other agents and representatives) and expenses incident to the Offering that are not otherwise specifically provided for in this Section 5.

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SECTION 6. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the "Indemnification") attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 7. ENGAGEMENT TERM. Maxim's engagement hereunder will be until the earlier of (i) May 31, 2016 and (ii) the completion of the Placement. The engagement may be terminated by either the Company or Maxim at any time upon 10 days' written notice. Notwithstanding anything to the contrary contained herein, the provisions concerning the Company's obligation to pay any fees actually earned pursuant to Section 4 hereof and the payment of any fees pursuant to Section 5 hereof and which are permitted to be reimbursed under FINRA Rule 5110(f)(2)(D), and the confidentiality, indemnification and contribution provisions contained herein and the Company's obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement.

SECTION 7. MAXIM INFORMATION. The Company agrees that any information or advice rendered by Maxim in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without Maxim's prior written consent.

SECTION 8. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that Maxim is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of Maxim hereunder, all of which are hereby expressly waived.

SECTION 9. CLOSING. The obligations of the Placement Agent, and the closing of the sale of the Units hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein and in the Purchase Agreement, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(a) The Registration Statement shall have become effective and all necessary regulatory and listing approvals shall have been received not later than 5:30 P.M., New York City time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Placement Agent. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms thereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date and the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; all requests of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Placement Agent's satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

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(b) The Placement Agent shall not have reasonably determined, and advised the Company, that the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Placement Agent's reasonable opinion, is material, or omits to state a fact which, in the Placement Agent's reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Units and the underlying Shares and Warrants, the Registration Statement, the General Disclosure Package and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) The Placement Agent shall have received the favorable written opinions, in each case in form satisfactory to the Placement Agent and Placement Agent's counsel (including customary negative assurance language) of CKR Law LLP, the securities and intellectual property legal counsel for the Company, dated as of the Closing Date and addressed to the Placement Agents.

(e) The Placement Agent shall have received certificates of each of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that: (i) the conditions set forth in subsection (a) of this Section 9 have been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 2 hereof are accurate, (iii) as of the Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with its businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and, the General Disclosure Package the Prospectus pursuant to the Rules and Regulations which are not so included, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(f) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole reasonable judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale of Securities or Offering as contemplated hereby.

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(g) Subsequent to the execution and delivery of this Agreement and up to the Closing Date, there shall not have occurred any of the following: (i) trading in securities generally on the Nasdaq Stock Market shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the Prospectus.

(h) The Placement Agent shall have received a lock-up agreement from each Lock-Up Party set forth on Schedule A, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached as Schedule B.

(i) The Common Stock and the Warrants are registered under the Exchange Act and, as of the Closing Date, the Common Stock and the Warrants shall be listed and admitted and authorized for trading on the NASDAQ Capital Market and satisfactory evidence of such action shall have been provided to the Placement Agent. The Company shall have taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock or the Warrants under the Exchange Act or delisting or suspending the Common Stock or the Warrants from trading on the NASDAQ Capital Market, nor will the Company have received any information suggesting that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. The Securities shall be DTC eligible.

(j) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the placement terms and arrangements. In addition, the Company shall, if requested by the Placement Agent, make or authorize the Placement Agent's Counsel to make on the Company's behalf an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

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(l) The Company shall have furnished the Placement Agent and Placement Agent's Counsel with such other certificates, opinions or documents as they may have reasonably requested.

(m) The Company shall have entered into a warrant agreement (the "Warrant Agreement") with VStock Transfer LLC, as warrant agent for the Warrants.

(n) The Company and the Placement Agent shall have entered into an escrow agreement with a commercial bank or trust company reasonably satisfactory to both parties pursuant to which the Investors shall deposit their subscription funds in an escrow account and the Company and the Placement Agent shall jointly authorize the disbursement of the funds from the escrow account. All Investor checks delivered to the escrow agent shall be made payable to "[ ] as Agent forCÜR Media, Inc." The Company shall pay the reasonable fees of the escrow agent.

(o) The Company will enter into a purchase agreement with Investors and will deliver any additional certificates or documents as the Placement Agent deems necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representations and warranties and applicable covenants set forth in the purchase agreement with Investors.

If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Placement Agent or to Placement Agent's Counsel pursuant to this Section 9 shall not be reasonably satisfactory in form and substance to the Placement Agent and to Placement Agent's Counsel, all obligations of the Placement Agent hereunder may be cancelled by the Placement Agent at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

SECTION 10. DELIVERY OF COLD COMFORT LETTER. On the date of this Agreement and on the Closing Date, the Placement Agent shall have received a "comfort" letter from Friedman as of each such date, addressed to the Placement Agent and in form and substance satisfactory to the Placement Agent and Placement Agent's Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and all applicable rules and regulations, and stating, as of such date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to such date), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter.

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SECTION 11. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent's address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. The Company irrevocably appoints Puglisi & Associates (the "Authorized Agent"), which currently has its address at 850 Library Avenue, Suite 204, Newark, Delaware 19711, Attention: Mr. Donald J. Puglisi, Managing Director, as its agent to receive service of process or other legal summons for purposes of any such Related Proceeding that may be instituted in any state or federal court in the City and State of New York. The Company undertakes as soon as reasonably practicable to appoint a new authorized agent domiciled in the United States in the event the Authorized Agent is wound up, liquidated, redomiciled outside of the United States or otherwise unable to receive service of process in the manner contemplated above. The Company represents and warrants that the Authorized Agent has agreed to act as agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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SECTION 12. ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Maxim and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Units, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representations and warranties, and applicable covenants set forth in any such purchase, subscription or other agreement with the Purchasers in the Placement. All amounts stated in this Agreement are in US dollars unless expressly stated.

SECTION 13.NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

[The remainder of this page has been intentionally left blank.]

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Maxim the enclosed copy of this Agreement.

Very truly yours,

MAXIM GROUP LLC

By:
Name:	Clifford A. Teller
Title:	Executive Managing Director, IB

Address for notice:
405 Lexington Avenue
New York, NY 10174
Attention: James Siegel, General Counsel Email: jsiegel@maximgrp.com

Accepted and Agreed to as of the date first written above:

CüR MEDIA, INC.

By:
Name:	Thomas Brophy
Title:	Chief Executive Officer

Address for notice:

2217 New London Turnpike

South Glastonbury, CT 06073

Attn: Thomas Brophy

Email: __________________

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ADDENDUM A

INDEMNIFICATION PROVISIONS

In connection with the engagement of Maxim Group LLC ("Maxim") by Cür Media, Inc. (the "Company") pursuant to a letter agreement dated January [ ], 2016 between the Company and Maxim, as it may be amended from time to time in writing (the "Agreement"), the Company hereby agrees as follows:

1.

The Company hereby agrees to indemnify and hold Maxim, its officers, directors, principals, employees, affiliates, and stockholders, and their successors and assigns, harmless from and against any and all loss, claim, damage, liability, deficiencies, actions, suits, proceedings, costs and legal expenses or expense whatsoever (including, but not limited to, reasonable legal fees and other expenses and reasonable disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever, or in appearing or preparing for appearance as witness in any proceeding, including any pretrial proceeding such as a deposition) (collectively the "Losses") arising out of, based upon, or in any way related or attributed to, (i) any breach of a representation, warranty or covenant by the Company contained in this Agreement; or (ii) any activities or services performed hereunder by Maxim, unless it is finally judicially determined in a court of competent jurisdiction that such Losses were the primary and direct result of the intentional misconduct, gross negligence or bad faith of Maxim in performing the services hereunder.

2.

If Maxim receives written notice of the commencement of any legal action, suit or proceeding with respect to which the Company is or may be obligated to provide indemnification pursuant to this Section 2, Maxim shall, within twenty (20) days of the receipt of such written notice, give the Company written notice thereof (a "Claim Notice"). Failure to give such Claim Notice within such twenty (20) day period shall not constitute a waiver by Maxim of its right to indemnity hereunder with respect to such action, suit or proceeding; provided, however, the indemnification hereunder may be limited by any such failure to provide a Claim Notice to the Company that materially prejudices the Company. Upon receipt by the Company of a Claim Notice from Maxim with respect to any claim for indemnification which is based upon a claim made by a third party ("Third Party Claim"), the Company may assume the defense of the Third Party Claim with counsel of its own choosing, as described below. Maxim shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trial and appeals as may be reasonably required in connection therewith. Maxim shall have the right to employ its own counsel in any such action which shall be at the Company's expense if (i) the Company and Maxim shall have mutually agreed in writing to the retention of such counsel, (ii) the Company shall have failed in a timely manner to assume the defense and employ counsel or experts reasonably satisfactory to Maxim in such litigation or proceeding or (iii) the named parties to any such litigation or proceeding (including any impleaded parties) include the Company and Maxim and representation of the Company and Maxim by the same counsel or experts would, in the reasonable opinion of Maxim, be inappropriate due to actual or potential differing interests between the Company and Maxim. The Company shall not satisfy or settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of Maxim, which consent shall not be delayed and which shall not be required if Maxim is granted a release in connection therewith. The indemnification provisions hereunder shall survive the termination or expiration of this Agreement.

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3.

The Company further agrees, upon demand by Maxim, to promptly reimburse Maxim for, or pay, any loss, claim, damage, liability or expense as to which Maxim has been indemnified herein with such reimbursement to be made currently as any loss, damage, liability or expense is incurred by Maxim. Notwithstanding the provisions of the aforementioned Indemnification, any such reimbursement or payment by the Company of fees, expenses, or disbursements incurred by Maxim shall be repaid by Maxim in the event of any proceeding in which a final judgment (after all appeals or the expiration of time to appeal) is entered in a court of competent jurisdiction against Maxim based solely upon its gross negligence, bad faith or intentional misconduct in the performance of its duties hereunder, and provided further, that the Company shall not be required to make reimbursement or payment for any settlement effected without the Company's prior written consent (which consent shall not be unreasonably withheld or delayed).

4.

If for any reason the foregoing indemnification is unavailable or is insufficient to hold such indemnified party harmless, the Company agrees to contribute the amount paid or payable by such indemnified party in such proportion as to reflect not only the relative benefits received by the Company, as the case may be, on the one hand, and Maxim, on the other hand, but also the relative fault of the Company and Maxim as well as any relevant equitable considerations. In no event shall Maxim contribute in excess of the fees actually received by it pursuant to the terms of this Agreement.

5.

For purposes of this Agreement, each officer, director, stockholder, and employee or affiliate of Maxim and each person, if any, who controls Maxim (or any affiliate) within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, shall have the same rights as Maxim with respect to matters of indemnification by the Company hereunder.

Maxim GROUP LLC

By:
Name:	Clifford A. Teller
Title:	Executive Managing Director, IB

Accepted and Agreed to as of the date first written above:

Cür Media, Inc.

By:
Name:	Thomas Brophy
Title:	Chief Executive Officer

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[Sig Page to Indemnification Provisions Pursuant to Placement Agency Agreement between Cür Media, Inc.and Maxim Group LLC]

SCHEDULE A

Lock-Up Parties

Name
Directors
1.	Thomas Brophy
2.	Jay Samit
3.	Sanjan Dhody
4.	William Campbell
Officers
5.	Kelly Sardo
6.	John Egazarian
7.	Michael Betts
8.	J.P. Lespinasse
9.	Joseph LaPlante

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SCHEDULE B

Lock-Up Agreement

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